Exhibit 10.10

IMH ASSETS CORP.

as Depositor

CHRISTIANA BANK & TRUST COMPANY

as Owner Trustee

and

DEUTSCHE BANK NATIONAL TRUST COMPANY

as Certificate Registrar and Certificate Paying Agent

AMENDED AND RESTATED TRUST AGREEMENT

Dated as of November 26, 2010

Resecuritization Trust Certificates,

Series 2010-R1

This Amended and Restated Trust Agreement, dated as of November 26, 2010 (as amended from time to time, this “Trust Agreement”), among IMH Assets Corp., a California corporation, as depositor (the “Depositor”), Christiana Bank & Trust Company, a Delaware banking corporation, as owner trustee (the “Owner Trustee” and in its individual capacity, “Christiana Bank”), and Deutsche Bank National Trust Company, as certificate registrar (in such capacity, the “Certificate Registrar”) and certificate paying agent (in such capacity, the “Certificate Paying Agent”).

WITNESSETH THAT:

WHEREAS, the Depositor intends to sell, assign and transfer the Underlying Certificates set forth in Schedule A attached hereto to the Trust;

WHEREAS, in exchange for the conveyance of the Underlying Certificates to the Trust pursuant to the terms hereof, the Trust shall issue the Owner Trust Certificates, which shall evidence the beneficial ownership interest in the Trust and shall entitle the Certificateholders to distributions from payments received on the Underlying Certificates (as set forth on Schedule A attached hereto);

In consideration of the mutual agreements herein contained, the Depositor, the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01           Definitions. For all purposes of this Trust Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Indenture, dated November 26, 2010 between LVII 2010-R1, as issuer and Deutsche Bank National Trust Company, as indenture trustee, which definitions are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02           Other Definitional Provisions.

(a)           All terms defined in this Trust Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)           As used in this Trust Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Trust Agreement or in any such certificate or other document, and accounting terms partly defined in this Trust Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Trust Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

(c)           The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Trust Agreement shall refer to this Trust Agreement as a whole and not to any particular provision of this Trust Agreement; Article, Section and Exhibit references contained in this Trust Agreement are references to Articles, Sections and Exhibits in or to this Trust Agreement unless otherwise specified; and the term “including” shall mean “including without limitation”.

(d)           The definitions contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)           Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

ORGANIZATION

Section 2.01           Name. The trust continued hereby (the “Trust”) shall be known as “LVII 2010-R1”, in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued. The Trust was created pursuant to a Short Form Trust Agreement, dated as of November 24, 2010, between the Depositor and the Owner Trustee.

Section 2.02           Office. The office of the Trust shall be in care of the Owner Trustee at its Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the holders of the Owner Trust Certificates (the “Certificateholders”) and the Depositor.

Section 2.03           Purposes and Powers.  The purpose of the Trust is to engage in the following activities and the Trust shall have the power and authority:

(i)            to issue the Notes pursuant to the Indenture and the Owner Trust Certificates pursuant to this Trust Agreement and to sell the Notes and the Owner Trust Certificates;

(ii)           to pay the organizational, start-up and transactional expenses of the Trust;

(iii)          to acquire, hold, manage and dispose of the Owner Trust Estate (as defined in Section 2.5), to assign, grant, transfer, pledge and convey the Underlying Certificates pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to Section 5.01 herein, any portion of the Underlying Certificates released from the lien of, and remitted to the Trust pursuant to the Indenture and any other Owner Trust Estate pursuant to the terms hereof;

(iv)          to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)           if directed by a majority of the Holders of the Owner Trust Certificates, sell the Trust Estate subsequent to the discharge of the Indenture, all for the benefit of the holders of the Owner Trust Certificates;

(vi)          to conduct the affairs of the Trust so that the Notes are treated as indebtedness for income tax purposes pursuant to the Indenture;

(vii)         to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(viii)        subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Trust Agreement or the Basic Documents.

Section 2.04           Appointment of Owner Trustee.  The Depositor hereby appoints Christiana Bank as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05           Initial Capital Contribution of Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Trust, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial corpus of the Trust and shall be deposited in the Certificate Distribution Account (as defined in Section 3.10(c)) . The Owner Trustee also acknowledges on behalf of the Trust the receipt in trust pursuant to Section 3.01 of the Underlying Certificates and the rights with respect to the representations and warranties made by the Depositor hereunder which shall constitute the owner trust estate (collectively, the “Owner Trust Estate”).

Section 2.06           Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a “statutory trust” under the Delaware Statutory Trust Act, 12 Del. Code § 3801, et. seq. (the “Statutory Trust Statute”) and that this Trust Agreement constitute the governing instrument of such statutory trust. No later than the Closing Date, the Owner Trustee shall cause the filing of the Certificate of Trust with the Secretary of State of the State of Delaware (the “Secretary of State”). It is the intention of the parties hereto that, for federal, state and local income and franchise tax purposes, (A) the Trust Estate, for federal income tax purposes, shall be treated as either an entity that is disregarded as separate from the beneficial owner of the equity of the Trust Estate if there is only one such owner, or as a partnership (other than an association or publicly traded partnership that is taxable as a corporation) if there are two or more such owners, with the assets of the partnership being the Underlying Certificates and other assets held as part of the Trust Estate, the partners of the partnership being the Certificateholders and any holders of the Notes that are required by the IRS to be treated as equity in the Trust Estate and (B) the Notes (other than Notes the beneficial ownership of which is held by a sole owner of the Owner Trust Certificates) shall be treated as indebtedness and the provisions of this Trust Agreement shall be interpreted to further this intention. It is the intention of the parties hereto that, for federal, state and local tax purposes, the Depositor shall at no time be treated as an owner of the Underlying Certificates or as the Issuer of or obligor on indebtedness secured by the Underlying Certificates and evidenced by the Notes, and the parties hereto mutually covenant to take all pertinent tax reporting positions consistent with that intent.  The parties agree that, unless otherwise required by appropriate tax authorities, the Trust Estate will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the foregoing characterization of the Trust Estate (as described in (A) above) for such tax purposes. The Trust Estate shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a) for federal income tax purposes.  Except as otherwise provided in this Trust Agreement, the rights of the Certificateholder will be those of equity owners of the Trust Estate.  Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust.

Section 2.07           Liability of the Certificateholders. The Certificateholders shall be jointly and severally liable directly to and shall indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust and the Owner Trustee (including Expenses (as defined in Section 7.02), to the extent not paid out of the Owner Trust Estate); provided, however, that the Certificateholders shall not be liable for payments required to be made on the Notes or the Owner Trust Certificates, or for any losses incurred by a Certificateholder in the capacity of an investor in the Owner Trust Certificates or a Noteholder in the capacity of an investor in the Notes. The Certificateholders shall be liable for and shall promptly pay any entity level taxes imposed on the Trust. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the second preceding sentence for which the Certificateholders shall not be liable) shall be deemed third party beneficiaries of this paragraph. The obligations of the Certificateholders under this paragraph shall be evidenced by the Owner Trust Certificates.

Section 2.08           Title to Trust Property.  Except with respect to the Underlying Certificates, which will be assigned of record to the Indenture Trustee pursuant to the Indenture, legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

Section 2.09           Situs of Trust. The Trust will be located in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware or taking actions outside the State of Delaware in order to comply with Section 2.03. Payments will be received by the Trust only in Delaware, California or New York, and payments will be made by the Trust only from Delaware, California or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.

Section 2.10           Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee that:

(i)            The Depositor has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its assets and conduct its business as presently being conducted and to execute and deliver this Trust Agreement and perform its obligations hereunder in accordance herewith.

(ii)           The Depositor is not in violation of its formation documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor.

(iii)          The Depositor has the power and authority to execute and deliver this Trust Agreement and to carry out its terms; the Depositor has full power and authority to convey and assign the property to be conveyed and assigned to and deposited with the Trust as part of the Owner Trust Estate and the Depositor has duly authorized such conveyance and assignment and deposit to the Trust by all necessary action; and the execution, delivery and performance of this Trust Agreement have been duly authorized by the Depositor by all necessary corporate action.

(iv)          The consummation of the transactions contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

(v)           The Trust is not required to register as an investment company under the Investment Company Act and is not under the control of a Person required to so register.

Section 2.11           Reserved.

Section 2.12           Investment Company. Neither the Depositor nor any holder of an Owner Trust Certificate shall take any action which would cause the Trust to become an “investment company” which would be required to register under the Investment Company Act.

Section 2.13           Transfer of Trust Estate to Trust.

(a)           Effective as of the date hereof, the Depositor does hereby assign, transfer, and otherwise convey to, and deposit with, the Trust, the Trust Estate, such conveyance to be made in exchange for the Notes and cash proceeds from the sale of the Owner Trust Certificates. Such assignment includes, without limitation, all amounts payable to and all rights of the holder of the Underlying Certificates pursuant to the Underlying Agreements. Pursuant to the Indenture, the

Trust shall pledge the Trust Estate consisting of the Underlying Certificates identified on Schedule A attached hereto as collateral for the Class A Notes issued pursuant to the Indenture.

(b)           The conveyance of the Underlying Certificates and all other assets constituting the  Trust Estate by the Depositor as contemplated hereby is absolute and is intended by the parties, other than for federal, state and local income and franchise tax purposes, to constitute a sale of the Underlying Certificates and all other assets constituting the Trust Estate by the Depositor to the Trust. It is, further, not intended that such conveyance be deemed a pledge of security for a loan. If such conveyance is deemed to be a pledge of security for a loan, however, the Depositor intends that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Trust Agreement. The Depositor also intends and agrees that, in such event:

(i)            this Trust Agreement shall constitute a security agreement under applicable law and shall be deemed to create valid and continuing security interest (as defined in the applicable UCC) in the Trust Estate (including, without limitation, the Underlying Certificates, the Certificate Distribution Account and any proceeds thereof) in favor of the Trust, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Depositor;

(ii)           other than the security interest granted to the Trust pursuant to this Trust Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Trust Estate, has not authorized the filing of and is not aware of any financing statements against the Trust Estate that includes a description of collateral covering the Trust Estate other than any financing statements relating to the security interest granted to the Trust hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against Depositor;

(iii)          the Depositor owns and has good and marketable title to the Trust Estate free and clear of any lien, claim or encumbrance of any Person;

(iv)          the Certificate Distribution Account constitutes a “deposit account” within the meaning of the applicable UCC.  The Depositor has directed the bank where the Certificate Distribution Account is held to take all steps necessary to cause the Certificate Paying Agent to become the account holder of the Certificate Distribution Account. The Certificate Distribution Account is not in the name of any Person other than as provided in Section 3.10 of this Trust Agreement.  The Depositor has not consented to the maintenance of the Certificate Distribution Account in compliance with instructions of any Person other than the Certificate Paying Agent;

(v)           the Trust Estate (excluding the Certificate Distribution Account and any proceeds thereof) constitutes “deposit accounts,” “general intangibles” and “instruments” within the meaning of the applicable UCC).  The Depositor has received all required consents and approvals to the pledge of the portions of the Trust Estate (excluding the Certificate Distribution Account and any proceeds thereof) constituting payment intangibles;

(vi)          the Depositor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the appropriate filing offices under applicable law in order to perfect the security interest in the Trust Estate granted to the Trust hereunder. All financing statements filed or to be filed against the Depositor in favor of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) in connection herewith describing the Trust Estate contain a statement to the following effect, “A purchase of, or security interest in, any collateral described in this financing statement will violate the rights of the secured party;” and

(vii)         the Depositor shall, to the extent consistent with this Trust Agreement, take such additional reasonable actions as may be necessary to ensure that, if this Trust Agreement were deemed to create a security interest in the Underlying Certificates and the other assets of the Trust Estate, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the life of this Trust Agreement.  Notifications to, and acknowledgments, receipts or confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Owner Trustee on behalf of the Trust (or any subsequent assignee, including, without limitation, the Indenture Trustee) for the purpose of perfecting such security interest under applicable law.

(c)           The Owner Trustee declares that it holds and will hold such Trust Estate and such documents and instruments and that it holds and will hold all other assets and documents to be included in the Owner Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders for the Owner Trust Estate.

(d)           Except as expressly provided in Section 8.01, neither the Depositor nor any Certificateholder shall be able to revoke the Trust established hereunder. Except as provided in Sections 2.03, 4.01, 4.02, 4.03, 5.01 and 8.01 hereof, the Owner Trustee or Certificate Paying Agent (as applicable) shall not assign, sell, dispose of or transfer any interest in, nor may the Depositor or any Certificateholder withdraw from the Trust, the Underlying Certificates or other asset constituting the Trust Estate.

ARTICLE III

CONVEYANCE OF THE UNDERLYING CERTIFICATES; OWNER TRUST CERTIFICATES

Section 3.01           Conveyance of the Underlying Certificates. The Depositor, concurrently with the execution and delivery hereof, does hereby contribute, transfer, convey and assign to the Trust, without recourse, all its right, title and interest in and to the Underlying Certificates, including all interest and principal due on or with respect to the Underlying Certificates from and after the Cut-off Date (other than payments of principal and interest due on the Underlying Certificates before the Cut-off Date). If the Depositor receives any distributions in respect of the Underlying Certificates after the Cut-off Date, it shall promptly remit such distributions to the Indenture Trustee.

Section 3.02           Initial Beneficial Ownership. Upon the initial contribution by the Depositor pursuant to Section 2.05 and until the conveyance of the Underlying Certificates pursuant to Section 3.01 and the issuance of the Owner Trust Certificates, and thereafter except as otherwise permitted hereunder, the Depositor shall be the sole beneficial owner.

Section 3.03           The Owner Trust Certificates.  The Trust shall issue Owner Trust Certificates representing the beneficial ownership interest in the Trust. On the Closing Date, the Issuer shall cause the Owner Trust Certificates to be issued in the name of Impac Mortgage Holdings, Inc. in exchange for cash proceeds, which proceeds shall be remitted to the Depositor as part of the purchase price for the Underlying Certificates. The Owner Trust Certificates shall be issued in registered form with 100% of the Percentage Interests of the Trust to be executed on behalf of the Trust, authenticated and delivered to Impac Mortgage Holdings, Inc. The Owner Trust Certificates shall be issued in definitive, fully registered form and shall be held by a single Certificateholder at all times.

The Owner Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an Authorized Officer of the Owner Trustee and authenticated by the Certificate Registrar in the manner provided in Section 3.04. An Owner Trust Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Owner Trust Certificates or did not hold such offices at the date of authentication and delivery of such Owner Trust Certificates.  A transferee of an Owner Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee’s acceptance of an Owner Trust Certificate duly registered in such transferee’s name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04           Authentication of Owner Trust Certificates.  All Certificates issued hereunder shall be executed by the Owner Trustee on behalf of the Trust, authenticated by the Certificate Registrar and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations.  No Certificate shall entitle its holder to any benefit under this Trust Agreement or be valid for any purpose unless there shall appear on such Owner Trust Certificate a certificate of authentication substantially in the form set forth in Exhibit A-1, executed by the Certificate Registrar by manual signature; such authentication shall constitute conclusive evidence that such Owner Trust Certificate shall have been duly authenticated and delivered hereunder. All Owner Trust Certificates shall be dated the date of their authentication.

Section 3.05           Registration of and Limitations on Transfer and Exchange of Owner Trust Certificates.

(a)           The Certificate Registrar shall keep or cause to be kept, a certificate register (the “Certificate Register”) in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of the Owner Trust Certificates and of transfers and exchanges of Owner Trust Certificates as herein provided. Deutsche Bank National Trust Company shall be the initial Certificate Registrar. If the Certificate Registrar resigns or is removed, the Depositor shall appoint a successor Certificate Registrar.

(b)           Subject to satisfaction of the conditions set forth below with respect to the Owner Trust Certificates, upon surrender for registration of transfer of 100% of the Percentage Interests in the Owner Trust Certificates at the office or agency maintained pursuant to Section 3.09, the Owner Trustee or the Certificate Registrar shall execute, authenticate and deliver in the name of the designated transferee, a new Owner Trust Certificate evidencing no less than a 100% Percentage Interest dated the date of authentication by the Owner Trustee or the Certificate Registrar. At the option of a Certificateholder, Owner Trust Certificates may be exchanged for other Owner Trust Certificates evidencing no less than a 100% Percentage Interest, upon surrender of the Owner Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09. Notwithstanding the foregoing and to the fullest extent permitted by law, no transfer of the Owner Trust Certificates shall be made to any entity other than to an affiliate of the initial holder (other than the Depositor) unless the Note Balance of the Notes has been reduced to zero or the amount on deposit in the Reserve Account is equal to the Required Reserve Amount Target.

Every Owner Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder or such Certificateholder’s attorney duly authorized in writing. Each Owner Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.

No service charge shall be made for any registration of transfer or exchange of Owner Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Owner Trust Certificates.

Except for the initial issuance of the Owner Trust Certificates on the Closing Date, no Person shall become a Certificateholder of the Owner Trust Certificates until the requirements of Section 3.05(g) shall have been complied with.

(c)           The Owner Trust Certificates shall be assigned, transferred, exchanged, pledged, financed, hypothecated or otherwise conveyed (collectively, for purposes of this Section 3.05 and any other Section referring to the Owner Trust Certificates, “transferred” or a “transfer”) only in accordance with this Section 3.05.

(d)           Except in connection with the initial transfer of the Owner Trust Certificates, no transfer of an Owner Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer by (x) the delivery to the Certificate Registrar by the Certificateholder desiring to effect such transfer of a certificate substantially in the form set forth in Exhibit D (the “Transferor Certificate”) and the delivery by the Certificateholder’s prospective transferee of a letter in substantially the form of Exhibit F (the “Transferee Certificate”) stating that the prospective transferee is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (y) there shall be delivered to the Certificate Registrar an Opinion of Counsel addressed to the Indenture Trustee that such transfer may be made pursuant to an exemption from the Securities Act and the 1940 Act, which Opinion of Counsel shall not be an expense of the Depositor, the Certificate Registrar, the Owner Trustee, the Trust or the Indenture Trustee. Each Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Certificate Registrar, the Certificate Paying Agent, the Depositor and the Owner Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(e)           With respect to the transfer of an Owner Trust Certificate such Person shall comply with the provisions of Section 3.12 relating to the ERISA restrictions with respect to the acceptance or acquisition of such Owner Trust Certificate.

(f)            For so long as any of the Owner Trust Certificates are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, the Certificate Registrar agrees to cooperate with, and act in accordance with the direction of, the Depositor in providing to any Certificateholders and to any prospective purchaser of Owner Trust Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information in the Certificate Registrar’s possession and required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act. Any reasonable, out-of-pocket expenses incurred by the Certificate Registrar in providing such information shall be reimbursed by the Depositor.

(g)           By its acceptance of an Owner Trust Certificate, each prospective Certificateholder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Owner Trust Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other Person unless such transferee provides the Certificate Registrar with a properly completed IRS Form W-9 or IRS Form W-8BEN and/or such other form and information satisfactory to the Certificate Registrar that no federal income tax withholding is required on payments to the Trust or the Certificateholders; and if such form or other information is not provided, then any such purported transfer shall be void and of no effect.

Section 3.06           Mutilated, Destroyed, Lost or Stolen Owner Trust Certificates. If (a) any mutilated Owner Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Owner Trust Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice to the Certificate Registrar or the Owner Trustee that such Owner Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Owner Trust Certificate, a new Owner Trust Certificate of like tenor and denomination. In connection with the issuance of any new Owner Trust Certificate under this Section 3.06, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any expenses of the Owner Trustee or the Certificate Registrar (including fees and expenses of counsel) and any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Owner Trust Certificate issued pursuant to this Section 3.06 shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Owner Trust Certificate shall be found at any time.

Section 3.07           Persons Deemed Certificateholders. Prior to due presentation of an Owner Trust Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent may treat the Person in whose name any Certificate is registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.02 and for all other purposes whatsoever, and none of the Trust, the Owner Trustee, the Certificate Registrar or any Certificate Paying Agent shall be bound by any notice to the contrary.

Section 3.08           Access to List of Certificateholders’ Names and Addresses.  The Certificate Registrar shall furnish or cause to be furnished to the Depositor, the Certificate Paying Agent or the Owner Trustee, within 15 days after receipt by the Certificate Registrar of a written request therefor from the Depositor, the Certificate Paying Agent or the Owner Trustee, a list, in such form as the Depositor, the Certificate Paying Agent or the Owner Trustee, as the case may be, may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date.  Each Certificateholder, by receiving and holding an Owner Trust Certificate, shall be deemed to have agreed not to hold any of the Trust, the Depositor, the Certificate Paying Agent, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09           Maintenance of Office or Agency. The Trust shall maintain an office or offices or agency or agencies where Owner Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust or the Owner Trustee in respect of the Owner Trust Certificates may be served. The Trust initially designates the Corporate Trust Office of the Certificate Registrar for purposes of such surrender and for service of notices or demands. The Owner Trustee, on behalf of the Trust, shall give prompt written notice to the Depositor, the Certificate Paying Agent, the Certificate Registrar and the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

Section 3.10           Certificate Paying Agent.

(a)           The Certificate Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account on behalf of the Trust in accordance with the provisions of the Owner Trust Certificates and Section 5.01 hereof from payments remitted to the Certificate Paying Agent by the Indenture Trustee pursuant to Section 2.09(e) of the Indenture. The Trust hereby appoints Deutsche Bank National Trust Company, as Certificate Paying Agent, and Deutsche Bank National Trust Company, hereby accepts such appointment and further agrees that it will be bound by the provisions of this Trust Agreement relating to the Certificate Paying Agent and shall:

(i)            hold all sums held by it for the payment of amounts due with respect to the Owner Trust Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)           give the Owner Trustee notice of any default by the Trust of which a Responsible Officer of the Certificate Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Owner Trust Certificates;

(iii)          at any time during the continuance of any such default, upon the written request of the Owner Trustee forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv)          not resign from its position as Certificate Paying Agent so long as it is Indenture Trustee except that it shall immediately resign as Certificate Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of Owner Trust Certificates if at any time it ceases to meet the standards under this Section 3.10 required to be met by the Certificate Paying Agent at the time of its appointment;

(v)           comply with all requirements of the Code with respect to the withholding from any payments made by it on any Owner Trust Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)          not institute bankruptcy proceedings against the Issuer in connection with this Trust Agreement.

(b)           The Trust may revoke the power of the Certificate Paying Agent and remove the Certificate Paying Agent if it determines in its sole discretion that the Certificate Paying Agent shall have failed to perform its obligations under this Trust Agreement in any material respect. In the event that Deutsche Bank National Trust Company, shall no longer be the Certificate Paying Agent under this Trust Agreement and Paying Agent under the Indenture, the Depositor shall appoint a successor to act as Certificate Paying Agent (which shall be a bank or trust company) and which shall also be the successor Paying Agent under the Indenture.  The Depositor shall cause such successor Certificate Paying Agent or any additional Certificate Paying Agent hereunder to execute and deliver to the Owner Trustee an instrument to the effect set forth in Section 3.10(a) as it relates to the Certificate Paying Agent. The Certificate Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Certificate Paying Agent such Certificate Paying Agent shall also return all funds in its possession to the Trust. The provisions of Sections 6.01, 6.04, 6.05, 6.06, 6.07, 6.08 and 7.01 shall apply to the Certificate Paying Agent to the extent applicable. Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)           The Certificate Paying Agent shall establish and maintain with itself a segregated, non-interest bearing trust account (the “Certificate Distribution Account”) in which the Certificate Paying Agent shall deposit, on the same day as it is received from the Indenture Trustee, each remittance received by the Certificate Paying Agent with respect to payments made pursuant to the Indenture.  The Certificate Paying Agent shall make all distributions to Certificateholders, from moneys on deposit in the Certificate Distribution Account, in accordance with Section 5.01 hereof. The funds in the Certificate Distribution Account shall be held uninvested.

Section 3.11           Distributions on the Owner Trust Certificates. The Certificateholders will be entitled to distributions on each Payment Date as provided in Section 2.09(e) of the Indenture.

Section 3.12           ERISA Restrictions. The Owner Trust Certificates may not be acquired or transferred to a transferee for or on behalf of a Plan. Each prospective transferee, other than the Depositor or its Affiliates, shall represent and warrant to the Certificate Registrar that it is not a Plan or any person acting on behalf of, or purchasing such Owner Trust Certificate with assets of, a Plan, in accordance with Exhibit F hereto.

Section 3.13           Representations and Warranties Relating to the Underlying Certificates. The Depositor represents, warrants and covenants to the Trust as of the Closing Date or as of such other date specifically provided herein:

(a)           The Depositor has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement and this Agreement, assuming due authorization, execution and delivery by the Owner Trustee, constitutes a legal, valid and binding obligation of the Depositor, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity). At the time of the sale of the Underlying Certificates by the Depositor, the Depositor had the full power and authority to hold the Underlying Certificates and to sell the Underlying Certificates;

(b)           The Depositor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(c)           To the best of the Depositor’s knowledge, there are no actions or proceedings against, or investigations known to it of, the Depositor before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Underlying Certificates or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or validity or enforceability of, this Agreement;

(d)           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

(e)           The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Depositor, and the transfer, assignment and conveyance of the Underlying Certificates by the Depositor pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions;

(f)            The Depositor has not transferred the Underlying Certificates with any intent to hinder, delay or defraud any of its creditors; and

(g)           The Underlying Certificates have not been assigned or pledged by the Depositor, and immediately prior to the transfer and assignment herein contemplated, the Depositor held good, marketable and indefeasible title to, and was the sole owner and holder of, the Underlying Certificates subject to no liens; the Depositor has full right and authority under all governmental and regulatory bodies having jurisdiction over the Depositor, subject to no interest or participation of, or agreement with, any party, to sell and assign the same pursuant to this Agreement; and immediately upon the transfers and assignments herein contemplated, the Depositor shall have transferred all of its right, title and interest in and to the Underlying Certificates and the Trust will hold good, marketable and indefeasible title to, and be the sole owner of, the Underlying Certificates subject to no liens.

Section 3.14           Remedies for Breach of Representations and Warranties.

(a)           It is understood and agreed that the representations and warranties set forth in Section 3.13 shall survive the sale of the Underlying Certificates from the Depositor to the Trust and shall inure to the benefit of the Trust. Upon discovery by any of the Depositor, the Trust or the Indenture Trustee of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of the Underlying Certificates or the interest of the

Trust, the party discovering such breach shall give prompt written notice to the other. Promptly following the earlier of either discovery by or notice to the Depositor of any breach of a representation or warranty made by the Depositor that materially and adversely affects the value of the Underlying Certificates or the interest therein of the Trust, the Depositor shall cure such breach in all material respects.

(b)           It is understood and agreed that the representations and warranties set forth in Section 3.13 shall survive delivery of the Underlying Certificates to the Indenture Trustee by the Trust.

(c)           It is understood and agreed that the obligations of the Depositor set forth in this Section 3.14 to cure any breach of the representations and warranties contained in Section 3.13 that materially and adversely affects the value of the Underlying Certificates or the interest of the Trust constitutes the sole remedy of the Trust respecting any breach of such representations and warranties.

(d)           Upon any failure by the Depositor to cure in all material respects any breach of representation or warranty that materially and adversely affects the value of the Underlying Certificates pursuant to this Section 3.14, Impac Mortgage Holdings, Inc., hereby agrees with the Trust, for the sole and exclusive benefit of the Trust, to cure such breach in all material respects.

ARTICLE IV

AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 4.01           General Authority.  The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument described herein all as approved by the Depositor, as evidenced conclusively by the Owner Trustee’s execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, except as otherwise provided in this Trust Agreement, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized to take such actions as the Administrator or the Certificateholders direct in writing with respect to the Basic Documents. The Owner Trustee shall not be liable for any action taken pursuant to the direction of an Administrator or the Certificateholders.

Section 4.02           General Duties.

(a)           It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Trust Agreement in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement. The Owner Trustee shall have no duty to monitor or perform the obligations of the Trust except as expressly agreed pursuant to this Trust Agreement.

(b)           Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder to the extent an Administrator has agreed to perform any act or discharge any duty of the Trust or the Owner Trustee hereunder or under the other Basic Documents and the Owner Trustee shall not be liable for the default or failure of such Administrator to carry out its obligations.

Section 4.03           Action upon Instruction.

(a)           Subject to Article IV and in accordance with the terms of the Basic Documents, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust.  Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

(b)           Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

(c)           Whenever the Owner Trustee is required to decide between alternative courses of action permitted or required by the terms of this Trust Agreement or under any Basic Document, or in the event that the Owner Trustee is unsure as to the application of any provision of this Trust Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Trust Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for such action or inaction.

Section 4.04           No Duties Except as Specified under Specified Documents or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee or the Trust is a party, except as expressly provided (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Trust Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 4.03; and no implied duties or obligations shall be read into this Trust Agreement or any Basic Document against the Owner Trustee.  The provisions of this Trust Agreement, to the extent that they restrict or eliminate the duties (including fiduciary duties) and liabilities of the Owner Trustee otherwise existing at law or in equity, replace such other duties and liabilities of the Owner Trustee. The Owner Trustee shall have no responsibility to prepare or file any financing or continuation statement in any public office at anytime or to otherwise perfect or maintain the perfection of any security interest or lien granted to it or the Trust hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Trust Agreement or any Basic Document. Notwithstanding any provision herein or in any other Basic Document, the Owner Trustee shall not be obligated to prepare, file or execute any documents or certifications required to be filed by the Trust pursuant to the Sarbanes-Oxley Act of 2002, as amended. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee in its individual capacity that are not related to the ownership or the administration of the Owner Trust Estate.

Section 4.05           Restrictions.

(a)           Neither the Owner Trustee nor the Depositor (nor an Affiliate thereof) shall take any action (x) that is inconsistent with the purposes of the Trust set forth in Section 2.03, (y) that, to the actual knowledge of the Owner Trustee based on an Opinion of Counsel rendered at the expense of the Person requesting such action by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, would result in a Trust Estate becoming taxable as a corporation for federal income tax purposes or otherwise subject to federal income taxes at the entity level or (z) that to the actual knowledge of the Owner Trustee would result in the amendment or modification of this Trust Agreement except as permitted by Section 10.01 hereof. Neither the Certificateholders nor the Administrator shall direct the Owner Trustee to take action that would violate the provisions of this Section 4.05 and the Owner Trustee shall have no obligation to follow any such instruction in violation of this Section.  The Owner Trustee shall not be charged with actual knowledge unless a Responsible Officer of the Owner Trustee has received written notice of such fact, issue or event at the Corporate Trust Office of the Owner Trustee.

(b)           Except as otherwise permitted by the Basic Documents, the Owner Trustee shall not convey or transfer any of the Trust’s properties or assets, including those included in the Trust Estate, to any person or accept any further contribution to the Owner Trust Estate, unless it shall have received an Opinion of Counsel (which Opinion of Counsel shall not be at the expense of the Owner Trustee) rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization to the effect that such transaction will not have any material adverse tax consequence to the Trust Estate or any Certificateholder or any Noteholder.

Section 4.06           Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless, at least 10 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 10th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

(a)           the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of cash distributions due and owing under the Underlying Certificates) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of cash distributions due and owing under the Underlying Certificates);

(b)           the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)           the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

(d)           the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders; and

(e)           the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Trust Agreement of a successor Certificate Registrar or Certificate Paying Agent or the consent to the assignment by the Note Registrar,

Paying Agent, Indenture Trustee, Certificate Registrar or Certificate Paying Agent of its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07           Action by Certificateholders with Respect to Certain Matters.

(a)           The Owner Trustee shall not have the power, except upon the direction of the Certificateholders to sell the Underlying Certificates after the termination of the Indenture (except as expressly provided in the Basic Documents).  The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and in accordance with Section 4.05(b) hereof.

(b)           At any time after the amount in the Reserve Account is equal to the Required Reserve Account Amount pursuant to Section 2.15 of the Indenture, the Certificateholder shall have the right to direct each of the Indenture Trustee to release the Underlying Certificates from the lien of the Indenture and to deliver or cause to be delivered to the Certificateholders, the physical certificates evidencing the then remaining Underlying Certificates that are held in fully registered, certificated form, endorsed to the Certificateholder or its designee.

Section 4.08           Action by Certificateholders with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Certificateholders and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent. This paragraph shall survive for one year following termination of this Trust Agreement.

Section 4.09           Restrictions on Certificateholders’ Power. The Certificateholders shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Trust Agreement or any of the Basic Documents or would be contrary to Section 2.03 or any applicable law, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10           Majority Control.  Except as expressly provided herein, any action that may be taken by the Certificateholders under this Trust Agreement may be taken by the Certificateholders, except as expressly provided in the Basic Documents, evidencing not less than a majority percentage interest of the Owner Trust Certificates.  Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Trust Agreement shall be effective if signed by Certificateholders evidencing not less than a majority percentage interest of the Owner Trust Certificates at the time of the delivery of such notice.

ARTICLE V

APPLICATION OF TRUST FUNDS

Section 5.01           Distributions.

(a)           On each Payment Date, the Certificate Paying Agent shall distribute to the Certificateholders all funds on deposit in the Certificate Distribution Account and available therefor in accordance with Section 3.11 for such Payment Date.

(b)           In the event that any withholding tax is imposed on the distributions (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section 5.01.  The Certificate Paying Agent is hereby authorized and directed to retain or cause to be retained (and remit or cause to be remitted to the Indenture Trustee) amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings) upon receipt of written notice by the Certificate Paying Agent of the amount and due date of any such tax.  The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Certificate Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Certificateholder), the Certificate Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b).

(c)           Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders.

Section 5.02           Method of Payment. Subject to Section 8.01(c), distributions required to be made to Certificateholders on any Payment Date as provided in Section 3.11 and Section 5.01 shall be made to each Certificateholder of record on the preceding Record Date by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date or, if not, by check mailed to such Certificateholder at the address of such Certificateholders appearing in the Certificate Register.

Section 5.03           [Reserved].

Section 5.04           Tax Matters and Tax Returns.

(a)           The Certificateholders acknowledge that it is their intent and that they understand it is the intent of the other parties to this Trust Agreement that, for U.S. federal, state and local income and franchise tax and any other income taxes, the Trust Estate will be treated as an entity that is disregarded as separate from the beneficial owner of the equity in the Trust Estate and not as an association taxable as a corporation, a publicly traded partnership, taxable as a corporation or a taxable mortgage pool. In the event that the Owner Trust Certificates are beneficially owned by more than one holder for federal income tax purposes, or is in any event successfully recharacterized by the IRS as a partnership, the Certificateholders shall be subject to all of the provisions of subchapter K of chapter 1 of subtitle A of the Code. If the Trust Estate is characterized as a partnership, the Certificate Paying Agent shall establish and maintain capital accounts for each Certificateholder (or beneficial owner thereof) in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Certificateholder’s (or beneficial owner’s) pro rata share of the income, gains, deductions and losses of the Trust and/or insurance made by or on behalf of the Trust Estate and contributions to, and distributions from, the Trust Estate.

(b)           If the Trust Estate is characterized as a partnership for U.S. federal income tax purposes, the Certificateholder shall be (i) designated as the “tax matters partner” for such partnership and (ii) shall instruct the Indenture Trustee to file an application with the IRS for a taxpayer identification number with respect to the Trust Estate and to prepare or cause to be prepared and file partnership tax returns including the partnership information return on Form 1065 in connection with the transactions contemplated hereby (the “Tax Return”); provided, however, that the Indenture Trustee shall not be required to prepare and file partnership tax returns in respect of any partnership unless it receives additional reasonable compensation for the preparation of such filings and only to the extent it receives written notification from the Certificateholder recognizing the creation of a partnership agreement or comparable documentation evidencing a partnership, it being understood that the Indenture Trustee shall have no obligation to monitor whether a partnership has been created.  Upon transfer of a beneficial ownership interest in an Owner Trust Certificate by a holder thereof to a Person (other than to a Person disregarded as an entity separate from the transferor), the transferor shall provide written notice to the Indenture Trustee of such transfer and shall provide the Indenture Trustee, upon request, any information reasonably required by the Indenture Trustee, for purposes of preparing any Tax Return; provided, however, that the Indenture Trustee shall send or cause to be sent a copy of the completed Tax Return, to the Certificateholders by the due date of the Tax Return, including any extensions.  The Depositor and the Certificateholders shall each, upon request by the Indenture Trustee, furnish the Indenture Trustee with all such information as may be reasonably required from the Depositor or the Certificateholders in connection with the preparation of such Tax Return. The Indenture Trustee shall keep copies of the Tax Returns delivered to or filed by it. No party to this Trust Agreement is authorized to make an election under Treasury Regulation Section 301.7701-3 to treat a Trust Estate as an association taxable as a corporation for federal income tax purposes.

(c)           Pursuant to the Indenture, the Indenture Trustee will maintain (or cause to be maintained) the books of the Trust Estate on a calendar year basis using the accrual method of accounting and will prepare and file or cause to be prepared and filed such tax returns relating to the Trust Estate as may be required by the Code and applicable Treasury Regulations (making such elections as may from time to time be required or appropriate under any applicable state or federal statutes, rules or regulations). Pursuant to the Indenture and solely with respect to filing Form 1099 tax returns, the Indenture Trustee has agreed that it shall (a) deliver (or cause to be delivered) to each Noteholder and Certificateholder as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable such Noteholder and Certificateholder to prepare its federal and state income tax returns and (b) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.01 of this Trust Agreement with respect to income or distributions to the Certificateholder and prepare or cause to be prepared the appropriate forms relating thereto. The Owner Trustee shall sign all tax and information returns prepared or caused to be prepared by the Indenture Trustee pursuant to this Section 5.04 at the request of the Indenture Trustee, and in doing so shall rely entirely upon, and shall have no liability for information or calculations provided by, the Indenture Trustee.

Section 5.05           Statements to Certificateholders. On each Payment Date, the Certificate Paying Agent shall make available via its website to each Certificateholder the statement or statements prepared by the Indenture Trustee pursuant to Section 6.04 of the Indenture with respect to such Payment Date.

ARTICLE VI

CONCERNING CHRISTIANA BANK

Section 6.01           Acceptance of Trusts and Duties.  Christiana Bank accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Trust Agreement. Christiana Bank and the Certificate Paying Agent also agree to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Trust Agreement. Christiana Bank shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, gross negligence or bad faith or grossly negligent failure to act or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.03 expressly made by Christiana Bank. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)           Christiana Bank shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Certificateholders or an Administrator permitted under this Trust Agreement;

(b)           No provision of this Trust Agreement or any Basic Document shall require Christiana Bank to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights, duties or powers hereunder or under any Basic Document if Christiana Bank shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(c)           Under no circumstances shall Christiana Bank be liable for any representation, warranty, covenant, obligation or indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(d)           Christiana Bank shall not be responsible for or in respect of the validity or sufficiency of this Trust Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, the Notes, the Owner Trust Certificates, other than the certificate of authentication on the Owner Trust Certificates, if executed and authenticated by Christiana Bank and Christiana Bank shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein;

(e)           Christiana Bank shall not be liable for the default or misconduct of the Depositor, Administrators, Indenture Trustee, Certificate Registrar or Certificate Paying Agent under any of the Basic Documents or otherwise and Christiana Bank shall have no obligation or liability to perform the obligations of the Trust under this Trust Agreement or the Basic Documents that are required to be performed by the Indenture Trustee under the Indenture, any Administrator under the Administration Agreement, the Certificate Paying Agent, the Certificate Registrar, the Depositor or any other Person;

(f)            Christiana Bank shall be under no obligation to exercise any of the rights or powers vested in it or duties imposed by this Trust Agreement, or to institute, conduct or defend any litigation under this Trust Agreement or otherwise or in relation to this Trust Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to Christiana Bank security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by Christiana Bank therein or thereby. The right of Christiana Bank to perform any discretionary act enumerated in this Trust Agreement or in any Basic Document shall not be construed as a duty, and Christiana Bank shall not be answerable for other than its gross negligence or willful misconduct in the performance of any such act;

(g)           Christiana Bank shall not be personally liable for (x) special, consequential or punitive damages, however styled, including without limitation, lost profits or (y) any losses due to forces beyond the control of Christiana Bank, including, without limitation, strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services; and

(h)           Christiana Bank shall not be personally liable for any error of judgment made in good faith by any of its officers or employees.

Section 6.02           Furnishing of Documents.  Christiana Bank shall furnish to the Noteholders and Certificateholders promptly upon receipt of a written reasonable request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to Christiana Bank under the Basic Documents.

Section 6.03           Representations and Warranties.  Christiana Bank hereby represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)           It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware.  It has all requisite power and authority to execute, deliver and perform its obligations under this Trust Agreement;

(b)           It has taken all corporate action necessary to authorize the execution and delivery by it of this Trust Agreement, and this Trust Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Trust Agreement on its behalf;

(c)           Neither the execution nor the delivery by it of this Trust Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of Christiana Bank or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)           This Trust Agreement assuming due authorization, execution and delivery by the Depositor, the Certificate Registrar and the Certificate Paying Agent, constitutes a valid, legal and binding obligation of Christiana Bank, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)           The execution, delivery, authentication and performance by it of this Trust Agreement will not require the authorization, consent or approval of, the giving of notice to, the filing or registration with, or the taking of any other action with respect to, any governmental authority or agency other than the filing of the Certificate of Trust with the Secretary of State;

(f)            Christiana Bank is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Christiana Bank or its properties or might have consequences that would materially adversely affect its performance hereunder; and

(g)           No litigation is pending or, to the best of Christiana Bank’s knowledge, threatened against Christiana Bank which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

Section 6.04           Reliance; Advice of Counsel.

(a)           Christiana Bank shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  Christiana Bank may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, Christiana Bank may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to Christiana Bank for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)           In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Trust Agreement or the Basic Documents, Christiana Bank (i) may act directly or through its agents, attorneys, custodians or nominees (including persons acting under a power of attorney) pursuant to agreements entered into with any of them, and Christiana Bank shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees (including persons acting under a power of attorney) if such persons have been selected in good faith by Christiana Bank and (ii) may consult with counsel, accountants and other skilled persons to be selected in good faith and employed by it at the expense of the Trust. Christiana Bank shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

Section 6.05           Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trusts hereby created Christiana Bank acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against Christiana Bank by reason of the transactions contemplated by this Trust Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 6.06           Christiana Bank Not Liable for Certificates or Related Documents. The recitals contained herein and in the Owner Trust Certificates (other than the signatures of Christiana Bank on the Owner Trust Certificates) shall be taken as the statements of the Depositor, and Christiana Bank assumes no responsibility for the correctness thereof. Christiana Bank makes no representations as to the validity or sufficiency of this Trust Agreement, of any Basic Document or of the Owner Trust Certificates (other than the signatures of Christiana Bank on the Owner Trust Certificates) or the Notes, or of any Related Documents. Christiana Bank shall at no time have any responsibility or liability with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Trust Agreement or the Noteholders under the Indenture, including compliance by the Depositor with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Certificate Paying Agent, the Certificate Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07           Christiana Bank May Own Owner Trust Certificates and Notes. Christiana Bank in its individual or any other capacity may, subject to Section 3.05, become the owner or pledgee of Owner Trust Certificates or Notes and may deal with the Depositor, the Certificate Paying Agent, the Certificate Registrar and the Indenture Trustee in transactions with the same rights as it would have if it were not Owner Trustee.

Section 6.08           Payments from Owner Trust Estate. All payments, if any, to be made by the Owner Trustee under this Trust Agreement or any of the Basic Documents to which Christiana Bank is a party shall be made only from the income and proceeds of the Owner Trust Estate or from other amounts required to be provided by the Certificateholders and only to the extent that the Owner Trustee shall have received income or proceeds from the Owner Trust Estate or the Certificateholders to make such payments in accordance with the terms hereof. Christiana Bank, in its individual capacity, shall not be liable for any amounts payable under this Trust Agreement or any of the Basic Documents to which the Owner Trustee is a party.

Section 6.09           Doing Business in Other Jurisdictions.  Notwithstanding anything contained herein to the contrary, neither Christiana Bank nor the Owner Trustee shall be required to take any action in any jurisdiction if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any such jurisdiction other than the State of Delaware becoming payable by Christiana Bank or (iii) subject Christiana Bank to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Christiana Bank or the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to seek the opinion of counsel as to such matters and, based on such advice of counsel appoint a co-trustee or separate trustee in accordance with Section 9.05 of this Trust Agreement to proceed with such actions in such jurisdiction.

Section 6.10           Liability of Certificate Registrar and Certificate Paying Agent.  All provisions affording protection or rights to or limiting the liability of the Owner Trustee, including but not limited to the provisions of this Trust Agreement permitting the Owner Trustee to resign, merge or consolidate, shall inure as well to the Certificate Registrar and Certificate Paying Agent.  In addition, Deutsche Bank National Trust Company, in its capacities as Certificate Registrar and Certificate Paying Agent hereunder shall be afforded all the rights, protections, immunities and indemnities afforded to it in its capacity as Indenture Trustee under the Indenture as if specifically set forth herein.

ARTICLE VII

COMPENSATION OF OWNER TRUSTEE

Section 7.01           Owner Trustee Fees and Expenses. The Owner Trustee shall be entitled to receive, as compensation for its services hereunder, the owner trustee fee and reimbursement of any expenses incurred by it in the performance of its duties hereunder (including, but not limited to, reasonable fees and expenses of counsel) as set forth in a separate agreement between the Depositor or an Affiliate thereof and the Owner Trustee.

Section 7.02           Indemnification.  The Trust shall, subject to the terms of the Indenture, indemnify, defend and hold harmless the Owner Trustee, the Certificate Registrar, the Certificate Paying Agent, and their respective successors, assigns, agents and servants (collectively, the “Indemnified Parties”) from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, “Expenses”) which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of this Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent hereunder; provided, that with respect to the Trust:

(i)            the Trust shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee’s, the Certificate Registrar’s or the Certificate Paying Agent’s, as applicable, willful misconduct, gross negligence or bad faith or as a result of any inaccuracy of a representation or warranty of the Owner Trustee contained in Section 6.03 expressly made by the Owner Trustee;

(ii)           with respect to any such claim, the Indemnified Party shall have given the Trust written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof,

(iii)          while maintaining control over its own defense, the Trust shall consult with the Indemnified Party in preparing such defense; and

(iv)          notwithstanding anything in this Trust Agreement to the contrary, the Trust shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Trust which consent shall not be unreasonably withheld.

The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent or the termination of this Trust Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 7.02, the Owner Trustee’s, the Certificate Registrar’s or the Certificate Paying Agent’s choice of legal counsel, if other than the legal counsel retained by the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent in connection with the execution and delivery of this Trust Agreement, shall be subject to the approval of the Trust, which approvals shall not be unreasonably withheld.  In addition, upon written notice to the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent and with the consent of the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent, as applicable, which consent shall not be unreasonably withheld, the Trust has the right to assume the defense of any claim, action or proceeding against the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent.  Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

On any Payment Date on which there are no Available Funds with which to make any payments pursuant to Section 2.09(e) of the Indenture and Owner Trustee is owed any indemnification amounts pursuant to this Section 7.01, such amounts shall be paid by the Depositor within 60 days’ request from the Owner Trustee.

ARTICLE VIII

TERMINATION OF TRUST AGREEMENT

Section 8.01           Termination of Trust Agreement.

(a)           The Trust shall dissolve immediately prior to the earliest of (i) the final distribution of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture and (ii) the distribution of all of the assets of the Owner Trust Estate, in accordance with written instructions provided to the Certificate Paying Agent by the Certificateholder; provided in each case that all amounts owing to the Noteholders to the extent payable from the Owner Trust Estate or proceeds thereof have been paid in full and that all obligations under the Indenture have been discharged. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Trust Agreement or the Trust or (y) entitle such Certificateholder’s legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

(b)           Except as provided in Section 8.01(a), neither the Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

(c)           Notice of any dissolution of the Trust, specifying the Payment Date upon which Certificateholders shall surrender their Owner Trust Certificates to the Certificate Paying Agent for payment of the final distribution and cancellation, shall be given by the Certificate Paying Agent by letter to Certificateholders mailed within five Business Days of receipt of notice of the final payment on the Notes from the Indenture Trustee, stating (i) the Payment Date upon or with respect to which final payment of the Owner Trust Certificates shall be made upon presentation and surrender of the Owner Trust Certificates at the office of the Certificate Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Owner Trust Certificates at the office of the Certificate Paying Agent therein specified.  The Certificate Paying Agent shall give such notice to the Owner Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Owner Trust Certificates, the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

In the event that all of the Certificateholders shall not surrender their Owner Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Certificate Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Owner Trust Certificates for cancellation and receive the final distribution with respect thereto. Subject to applicable laws with respect to escheat of funds, if within one year following the Payment Date on which final payment of the Certificates was to have been made pursuant to Section 3.03 of the Indenture, all the Owner Trust Certificates shall not have been surrendered for cancellation, the Certificate Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Owner Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Trust Agreement. Any funds remaining in the Certificate Distribution Account after exhaustion of such remedies shall be distributed by the Certificate Paying Agent to the Depositor.

(d)           Upon the winding up of the Trust and compliance with Section 3808(e), the Depositor as Administrator shall provide written notice thereof to the Owner Trustee and shall direct the Owner Trustee to, and the Owner Trustee shall, at the expense of the Depositor, cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute. Upon the filing of the certificate of cancellation, the Trust and this Trust Agreement (other than Article VII) shall terminate and be of no further force or effect.

ARTICLE IX

SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01           Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation or banking association satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; authorized to exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities. If such corporation or banking association shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section 9.01, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02           Replacement of Owner Trustee.  The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee, by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and to the successor Owner Trustee.  If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.01 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee.

Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03           Successor Owner Trustee.  Any successor Owner Trustee appointed pursuant to Section 9.02 shall execute, acknowledge and deliver to the Indenture Trustee and to its predecessor Owner Trustee an instrument accepting such appointment under this Trust Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Trust Agreement, with like effect as if originally named as Owner

Trustee. The predecessor Owner Trustee shall, upon payment of its fees and expenses, deliver to the successor Owner Trustee all documents and statements and monies held by it under this Trust Agreement; and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

No successor Owner Trustee shall accept appointment as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01. Any successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State if required by the Statutory Trust Statute.

Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section 9.03, the Owner Trustee shall mail notice thereof to all Certificateholders, the Indenture Trustee and the Noteholders.

Section 9.04           Merger or Consolidation of Owner Trustee. Any Person into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, that such Person shall be eligible pursuant to Section 9.01. Any successor Owner Trustee resulting from a merger or consolidation shall file an amendment to the Certificate of Trust with the Secretary of State if required by the Statutory Trust Statute.

Section 9.05           Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Trust Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Owner Trustee shall have the power and shall execute and deliver all instruments to appoint one or more Persons to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to a Trust Estate or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Trust Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)           All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

(b)           No trustee under this Trust Agreement shall be personally liable by reason of any act or omission of any other trustee under this Trust Agreement; and

(c)           The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Trust Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Trust Agreement, specifically including every provision of this Trust Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee.

Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Trust Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.

ARTICLE X

MISCELLANEOUS

Section 10.01 Amendments.

(a)           This Trust Agreement may be amended from time to time by the parties hereto as specified in this Section, provided that any amendment, except as provided in subparagraph (e) below, be accompanied by an Opinion of Counsel addressed to the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent and obtained by the Depositor to the effect that such amendment (i) complies with the provisions of this Section and (ii) would not cause the Trust Estate to be subject to an entity level tax for federal income tax purposes.

(b)           If the purpose of the amendment (as detailed therein) is to correct any mistake, eliminate any inconsistency, cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the parties and, if applicable, to the expectations of the Certificateholders), it shall not be necessary to obtain the consent of any Certificateholders, and the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent shall be furnished with an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders.

(c)           If the purpose of the amendment is to prevent the imposition of any federal or state taxes or to comply with any requirements imposed by the Code at any time that any Security is outstanding, it shall not be necessary to obtain the consent of any Certificateholder. In connection with such an amendment, the Owner Trustee, the Certificate Registrar and the Certificate Paying Agent shall be furnished with an Opinion of Counsel obtained by the Depositor that such amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any Noteholder or Certificateholder.

(d)           If the purpose of the amendment is to add or eliminate or change any provision of the Trust Agreement other than as contemplated in (b) and (c) above, the amendment shall require (A) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Noteholders and Certificateholders and (B) the consent of Certificateholders evidencing a majority percentage interest of the Owner Trust Certificates and the Indenture Trustee; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Owner Trust Certificate without the consent of the Certificateholder, or (ii) reduce the aforesaid percentage of Certificateholders of which are required to consent to any such amendment, without the consent of such Certificateholders then outstanding.

(e)           If the purpose of the amendment is to provide for the issuance of additional certificates representing an interest in the Trust, it shall not be necessary to obtain the consent of any Certificateholder and the Owner Trustee and the Indenture Trustee shall be furnished with (A) an Opinion of Counsel obtained by the Depositor to the effect that such action will not adversely affect in any material respect the interests of any Certificateholders and (B) an Opinion of Counsel obtained by the Depositor to the effect that such action will not cause the Trust Estate to be (i) treated as an association taxable as a corporation for U.S. federal income tax purposes, (ii) treated as a “publicly traded partnership” as defined in Treasury Regulation section 1.7704 -1 that is taxable as a corporation for U.S. federal income tax purposes or (iii) otherwise subject to entity level taxation for federal income tax purposes.

(f)            Promptly after the execution of any such amendment or consent, the Depositor shall furnish written notification of the substance of such amendment or consent to each Certificateholder and the Indenture Trustee.  It shall not be necessary for the consent of Certificateholders or the Indenture Trustee pursuant to this Section 10.01 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

(g)           In connection with the execution of any amendment to any agreement to which the Trust is a party, the Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel to the effect that such amendment is authorized or permitted by the documents subject to such amendment and that all conditions precedent in the Basic Documents for the execution and delivery thereof by the Trust or the Owner Trustee, as the case may be, have been satisfied.

(h)           No amendment or agreement affecting the rights or duties of the Owner Trustee, the Certificate Registrar or the Certificate Paying Agent may be entered into without the consent of the affected party.

Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Section 10.02         No Legal Title to Owner Trust Estate.  The Certificateholders shall not have legal title to any part of the Owner Trust Estate solely by virtue of their status as a Certificateholder. The Certificateholders shall be entitled to receive distributions with respect to their undivided beneficial interest therein only in accordance with Articles V and VIII.  No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Trust Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 10.03         Limitations on Rights of Others. Except for Section 2.07, the provisions of this Trust Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Trust Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Trust Agreement or any covenants, conditions or provisions contained herein.

Section 10.04         Notices.

(a)           Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt, to the Owner Trustee at: Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware 19801, facsimile number: 302-421-9137, Attention: Corporate Trust Administration; to the Depositor at: IMH Assets Corp., 19500 Jamboree Road, Irvine, California 92612, Attention: Legal; to the Indenture Trustee, the Certificate Registrar and the Certificate Paying Agent at the Corporate Trust Office; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

(b)           Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

(c)           A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05         Severability. Any provision of this Trust Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.06         Separate Counterparts.  This Trust Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 10.07         Successors and Assigns.  All representations, warranties, covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Certificate Registrar, the Certificate Paying Agent, the Administrators, the Owner Trustee and its successors, and each Certificateholder and its successors and permitted assigns, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

Section 10.08         No Petition. To the fullest extent permitted by applicable law, the Owner Trustee, by entering into this Trust Agreement and each Certificateholder, by accepting an Owner Trust Certificate, hereby covenant and agree that they will not at any time institute against the Depositor or the Trust, or join in any institution against the Depositor or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations to the Owner Trust Certificates, the Notes, this Trust Agreement or any of the Basic Documents.  This Section shall survive for one year following the termination of this Trust Agreement.

Section 10.09         No Recourse.  Each Certificateholder by accepting an Owner Trust Certificate acknowledges that such Certificateholder’s Owner Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Owner Trustee, the Indenture Trustee, the Certificate Registrar, the Certificate Paying Agent or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Trust Agreement, the Owner Trust Certificates or the Basic Documents.

Section 10.10         Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11         GOVERNING LAW.  THIS TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.12         Integration. This Trust Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

ARTICLE XI

MANAGEMENT OF THE TRUST

Notwithstanding any other provision in this Trust Agreement and any other provision of law to the contrary, the Trust at all times shall:

(a)           maintain its books, records, and bank accounts separate and apart from those of all other Persons;

(b)           not commingle any of its assets with those of any other Person;

(c)           pay its own liabilities out of its own funds;

(d)           maintain financial statements separate and apart from those of all other Persons;

(e)           observe all corporate formalities, organizational formalities, and other applicable or customary formalities;

(f)            not guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person;

(g)           not pledge its assets for the benefit of any other Person or make any loans or advances to any other Person;

(h)           not acquire the direct obligations of, or securities issued by, its shareholders or any Affiliate;

(i)            allocate fairly and reasonably any overhead for expenses that are shared with an Affiliate, including paying for the office space and services performed by any employee of any Affiliate;

(j)            conduct business in its own name, promptly correct any known misunderstandings regarding its separate identity, hold all of its assets in its own name, and not identify itself as a division of any other Person;

(k)           maintain adequate capital in light of its contemplated business operations;

(l)            maintain an arm’s length relationship with its Affiliates and to enter into transactions with Affiliates only on a commercially reasonable basis;

(m)          use separate stationery, invoices, and checks bearing its own name;

(n)           not to hold out its credit as being available to satisfy the obligations of others;

(o)           file separate tax returns from those of each Person and entity except as may be required by law; and

(p)           maintain its assets in a manner that it will not be costly or difficult to segregate ascertain, or identify from those of any other Person.

Notwithstanding the foregoing, the Owner Trustee shall not be responsible for monitoring or maintaining the compliance of the Trust with this Article XI or Section 9.06 of the Indenture.

IN WITNESS WHEREOF, the Depositor, the Owner Trustee, and the Certificate Registrar and the Certificate Paying Agent have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

IMH ASSETS CORP.,
as Depositor

By:	/s/ Ronald Morrison
Name:	Ronald Morrison
Title:	EVP General Counsel

CHRISTIANA BANK & TRUST COMPANY,
as Owner Trustee

By:	/s/ Raye D Goldsborough
Name:	Raye D. Goldsborough
Title:	Assistant Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY,
as Certificate Registrar and Certificate Paying Agent

By:	/s/ Karlene Benvenuto
Name:	Karlene Benvenuto
Title:	Authorized Signer

By:	/s/ Mei Nghia
Name:	Mei Nghia
Title:	Authorized Signer

FOR PURPOSES OF SECTION 3.14 ONLY:

IMPAC MORTGAGE HOLDINGS, INC.

By:	/s/ Ronald Morrison
Name:	Ronald Morrison
Title:	EVP General Counsel

SCHEDULE A

Underlying Certificate No.	Underlying Transaction	Underlying Agreement	Underlying Certificate	Percentage Interest
1.	Impac CMB Trust Series 2003-1	Amended and Restated Trust Agreement, dated as of January 30, 2003, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%
2.	Impac CMB Trust Series 2003-4	Amended and Restated Trust Agreement, dated as of March 31, 2003, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%
3.	Impac CMB Trust Series 2003-8	Amended and Restated Trust Agreement, dated as of July 31, 2003, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%
4.	Impac CMB Trust Series 2003-9F	Amended and Restated Trust Agreement, dated as of July 30, 2003, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%
5.	Impac CMB Trust Series 2003-11	Amended and Restated Trust Agreement, dated as of November 6, 2003, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%
6.	Impac CMB Trust Series 2004-3	Amended and Restated Trust Agreement, dated as of March 30, 2004, among IMH Assets Corp., as depositor, Wilmington Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%
7.	Impac CMB Trust Series 2007-A	Amended and Restated Trust Agreement, dated as of June 29, 2007, among IMH Assets Corp., as depositor, Christiana Bank & Trust Company, as owner trustee and Deutsche Bank National Trust Company, as certificate registrar and certificate paying agent	Trust Certificates	100%

EXHIBIT A-1

FORM OF OWNER TRUST CERTIFICATES

LVII 2010-R1

THIS OWNER TRUST CERTIFICATE DOES NOT REPRESENT AN INTEREST IN, OR OBLIGATION OF, THE DEPOSITOR, THE OWNER TRUSTEE, THE CERTIFICATE PAYING AGENT, THE CERTIFICATE REGISTRAR, ANY OF THEIR RESPECTIVE AFFILIATES, OR ANY OTHER PERSON.

THIS OWNER TRUST CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENTS TO THE NOTES AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

THIS OWNER TRUST CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS. THE CERTIFICATEHOLDER HEREOF, BY PURCHASING THIS OWNER TRUST CERTIFICATE, AGREES THAT THIS OWNER TRUST CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH SECTION 3.05 OF THE AGREEMENT.

NO TRANSFER OF THIS OWNER TRUST CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 3.12 OF THE AGREEMENT.

Certificate No. 1	Percentage interest of this Owner Trust Certificate: 100%

Closing Date: November 26, 2010

Date of Trust Agreement:	First Payment Date:
November 26, 2010	December 1, 2010

Class:

LVII 2010-R1

Evidencing a fractional undivided beneficial interest in the Owner Trust Estate, the property of which consists of the Underlying Certificates in LVII 2010-R1 (the “Trust”), a Delaware statutory trust formed by IMH Assets Corp., as depositor, pursuant to the Trust Agreement referred to below. This Owner Trust Certificate shall correspond to, and be solely entitled to the benefits of, the corresponding Trust Estate allocated thereto as set forth on Schedule A attached to the Trust Agreement.

This certifies that [                      ] is the registered owner of the percentage interest represented hereby.

The Trust was created pursuant to a Short Form Trust Agreement, dated as of November 24, 2010, between the Depositor and Christiana Bank & Trust Company, as owner trustee (the “Owner Trustee”, which term includes any successor entity under the Trust Agreement) (the “Short Form Trust Agreement”) as amended and restated by the Amended and Restated Trust Agreement dated as of November 26, 2010, by and among the Depositor, the Owner Trustee and Deutsche Bank National Trust Company, as certificate registrar (“Certificate Registrar”) and certificate paying agent (“Certificate Paying Agent”) (as amended and supplemented from time to time, together with the Short Form Trust Agreement, the “Trust Agreement” or the “Agreement”), a summary of certain of the pertinent provisions of which is set forth hereinafter. This Owner Trust Certificate (the “Certificate” or “Certificates”) is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Certificateholder by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

This Owner Trust Certificate is issued under the Trust Agreement to which reference is hereby made for a statement of the respective rights thereunder of the Depositor, the Certificate Registrar, the Certificate Paying Agent, the Owner Trustee and the Certificateholders and the terms upon which the Owner Trust Certificates are executed and delivered.

All terms used in this Owner Trust Certificate which are defined in the Trust Agreement shall have the meanings assigned to them in the Trust Agreement. The rights of the Certificateholders are subordinated to the rights of the Noteholders, as set forth in the Indenture.

There will be distributions on (i) in case of the first distribution date, on December 1, 2010, (ii) and at any time thereafter, will be made on the second Business Day immediately following the Underlying Distribution Date (each, a “Payment Date”), commencing in December 2010, to the Person in whose name this Owner Trust Certificate is registered on the business day immediately preceding the related Payment Date (the “Record Date”), such Certificateholder’s percentage interest in the amount to be distributed to Certificateholders on such Payment Date.

The Certificateholder, by its acceptance of this Owner Trust Certificate, agrees that it will look solely to the funds on deposit in the Certificate Distribution Account for payment hereunder and that none of the Owner Trustee, Christiana Bank, in its individual capacity, the Certificate Paying Agent, the Certificate Registrar or the Depositor is personally liable to the Certificateholder for any amount payable under this Owner Trust Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

The Certificateholder acknowledges and agrees that its rights to receive distributions in respect of this Owner Trust Certificate are subordinated to the rights of the Noteholders as described in the Indenture, dated as of November 26, 2010, between the Trust and Deutsche Bank National Trust Company, as Indenture Trustee (the “Indenture”).

The Depositor and the Certificateholder, by acceptance of the Owner Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Owner Trust Certificates for federal, state and local income tax purposes as an equity interest in the Trust.

The Certificateholder, by its acceptance of the Owner Trust Certificate, covenants and agrees that such Certificateholder will not at any time institute against the Depositor, or join in any institution against the Depositor or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Owner Trust Certificate, the Notes, the Trust Agreement or any of the Basic Documents.

By its acceptance of the Owner Trust Certificate, the Certificateholder agrees and acknowledges that no legal or beneficial interest in all or any portion of the Owner Trust Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other Person unless such transferee provides the Certificate Registrar with a properly completed IRS Form W-9 or IRS Form W-8BEN and/or such other form and information satisfactory to the Certificate Registrar that no federal income tax withholding is required on payments to the Trust or the Certificateholders; and if such form or other information is not provided, then any such purported transfer shall be void and of no effect.

Distributions on this Owner Trust Certificate will be made as provided in the Trust Agreement by the Certificate Paying Agent by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Owner Trust Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Owner Trust Certificate will be made after due notice by the Certificate Paying Agent of the pendency of such distribution and only upon presentation and surrender of this Owner Trust Certificate at the office or agency maintained by the Certificate Registrar for that purpose by the Trust, as provided in Section 3.09 of the Trust Agreement.

Notwithstanding the above, the final distribution on this Owner Trust Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Owner Trust Certificate at the office or agency specified in such notice.

Except in connection with the initial transfer of this Owner Trust Certificate, no transfer of this Owner Trust Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) and any applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Certificate Registrar in writing the facts surrounding the transfer by (a)(i) the delivery to the Certificate Registrar by the Certificateholder desiring to effect such transfer of a certificate substantially in the form set forth in Exhibit D of the Agreement (the “Transferor Certificate”) and (ii) the delivery by the Certificateholder’s prospective transferee of a letter in substantially the form of Exhibit F of the Agreement (the “Transferee Certificate”) stating that the prospective transferee is a QIB in accordance with Rule 144A or (b) there shall be delivered to the Certificate Registrar an Opinion of Counsel addressed to the Indenture Trustee that such transfer may be made pursuant to an exemption from the Securities Act and the 1940 Act, which Opinion of Counsel shall not be an expense of the Depositor, the Certificate Registrar, the Certificate Paying Agent, the Owner Trustee, the Trust or the Indenture Trustee. Neither the Depositor nor the Indenture Trustee is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Certificateholder desiring to effect a transfer of this Owner Trust Certificate shall be required to indemnify the Owner Trustee, the Indenture Trustee and the Depositor and against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of this Owner Trust Certificate will be made unless the Certificate Registrar and the Indenture Trustee shall have received a representation letter, in the form as described in Section 3.12 of the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a “Plan”), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with “plan assets” of any Plan pursuant to 29 C.F.R. 2510.3-101, as modified by Section 3(42) of ERISA.

No certification will be required in connection with the initial transfer of any such Certificate.

Reference is hereby made to the further provisions of this Owner Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, or an authenticating agent by manual signature, this Owner Trust Certificate shall not entitle the Certificateholder hereof to any benefit under the Trust Agreement or be valid for any purpose.

THIS OWNER TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

IN WITNESS WHEREOF, the Issuer has caused this Owner Trust Certificate to be duly executed.

LVII 2010-R1

BY:	CHRISTIANA BANK & TRUST COMPANY,
not in its individual capacity but solely in its
capacity as Owner Trustee

By:
Name:
Title:

Dated: November       , 2010

CERTIFICATE OF AUTHENTICATION

This is one of the Owner Trust Certificates referred to in the within mentioned Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but solely in its
capacity as Certificate Registrar

By:
Authorized Signatory

[REVERSE OF CERTIFICATE]

The Owner Trust Certificate does not represent an obligation of, or an interest in, the Depositor, the Indenture Trustee, the Certificate Paying Agent, the Certificate Registrar, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Owner Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the related Underlying Certificate, all as more specifically set forth herein and in the Trust Agreement. A copy of the Trust Agreement may be examined by any Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

The Trust Agreement permits the amendment thereof as set forth in Section 10.01 of the Trust Agreement.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Owner Trust Certificate is registerable in the Certificate Register upon surrender of this Owner Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Trust, as provided in the Trust Agreement, accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Certificateholder hereof or such Certificateholder’s attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Deutsche Bank National Trust Company.

As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Certificateholder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

The Owner Trustee, the Certificate Paying Agent, the Certificate Registrar and any agent of the Owner Trustee, the Certificate Paying Agent, or the Certificate Registrar may treat the Person in whose name this Owner Trust Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Paying Agent, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate as and when provided in accordance with the terms of the Trust Agreement.

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:		*/
Signature Guaranteed:

*/

*/ NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Paying Agent:

Distribution shall be made by wire transfer in immediately available funds to

                                                                                       for the account of                                                                                                , account number                                                              , or, if mailed by check, to                                                                          .

Applicable statements should be mailed to                                           .

Signature of assignee or agent (for authorization of wire transfer only)

EXHIBIT B

FORM OF CERTIFICATE OF TRUST

OF LVII 2010-R1

THIS Certificate of Trust of LVII 2010-R1 (the “Trust”), is being duly executed and filed by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. Code, § 3801 et seq., as amended from time to time) (the “Act”).

1. Name. The name of the statutory trust formed hereby is LVII 2010-R1.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware are Christiana Bank & Trust Company, 1314 King Street, Wilmington, Delaware 19801, Attn: Corporate Trust Administration.

3. Effective Date. This Certificate of Trust shall be effective upon filing.

IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust in accordance with Section 3811(a) of the Act.

CHRISTIANA BANK & TRUST COMPANY,
not in its individual capacity but solely as
Owner Trustee

By:

Name:
Title:

EXHIBIT C

[RESERVED]

C-1

EXHIBIT D

FORM OF TRANSFEROR CERTIFICATE

                            ,200

IMH Assets Corp.

19500 Jamboree Road

Irvine, California 92612

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust Administration—1M10R1

Re:                               LVII 2010-R1 Certificates (the “Certificates”)

Ladies and Gentlemen:

In connection with the sale by                        (the “Seller”) to                  (the “Purchaser”) of         % percentage interest of the LVII 2010-R1 Certificates, Series 2010-R1, Class            (the “Certificates”), issued pursuant to a Trust Agreement, dated as of November 26, 2010 among IMH Assets Corp., as depositor (the “Depositor”), Christiana Bank & Trust Company, as owner trustee (the “Owner Trustee”) and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent (together, the “Certificate Registrar”). The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor, the Certificate Registrar and the Indenture Trustee that:

Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Owner Trust Certificates under the Securities Act of 1933 (the “Act”), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Owner Trust Certificates, except in compliance with the provisions of the Trust Agreement.

D-1

Very truly yours,

(Seller)

By:
Name:
Title:

EXHIBIT E

[RESERVED]

EXHIBIT F

FORM OF TRANSFEREE CERTIFICATE

IMH Assets Corp.

19500 Jamboree Road

Irvine, California 92612

Deutsche Bank National Trust Company

1761 East St. Andrew Place

Santa Ana, California 92705

Attention: Trust Administration—1M10R1

Re:                               LVII 2010-R1 Certificates (the “Certificates”)

Ladies and Gentlemen:

In connection with our purchase of Certificates, the undersigned certifies to each of the parties to whom this letter is addressed that it is a qualified institutional buyer (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Act”)), as follows:

For Transferees relying on Rule 144A:

1.                                       It owned and/or invested on a discretionary basis eligible securities (excluding affiliate’s securities, bank deposit notes and CD’s, loan participations, repurchase agreements, securities owned but subject to a repurchase agreement and swaps), as described below:

Date:                             , 20     (must be on or after the close of its most recent fiscal year)

Amount: $                                           ; and

2.                                       The dollar amount set forth above is:

a.                                       greater than $100 million and the undersigned is one of the following entities:

(x)                                   [   ]                               an insurance company as defined in Section 2(13) of the Act(1); or

(y)                                 [   ]                               an investment company registered under the Investment Company Act or any business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

(z)                                   [   ]                               a Small Business Investment Company licensed by the U.S. Small Business Administration under  Section 301(c) or (d) of the Small Business Investment Act of 1958; or

(1) A purchase by an insurance company for one or more of its separate accounts, as defined by Section 2(a)(37) of the Investment Company Act of 1940, which are neither registered nor required to be registered thereunder, shall be deemed to be a purchase for the account of such insurance company.

	(aa)	[ ]

a plan (i) established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, the laws of which permit the purchase of securities of this type, for the benefit of its employees and (ii) the governing investment guidelines of which permit the purchase of securities of this type; or

	(bb)	[ ]	a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or

	(cc)	[ ]

a corporation (other than a U.S. bank, savings and loan association or equivalent foreign institution), partnership, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code; or

	(dd)	[ ]	a U.S. bank, savings and loan association or equivalent foreign institution, which has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements; or

	(ee)	[ ]	an investment adviser registered under the Investment Advisers Act; or

b.	[ ]	greater than $10 million, and the undersigned is a broker-dealer registered with the SEC; or

c.	[ ]

less than $10 million, and the undersigned is a broker-dealer registered with the SEC and will only purchase Rule 144A securities in transactions in which it acts as a riskless principal (as defined in Rule 144A); or

d.	[ ]

less than $100 million, and the undersigned is an investment company registered under the Investment Company Act of 1940, which, together with one or more registered investment companies having the same or an affiliated investment adviser, owns at least $100 million of eligible securities; or

e.	[ ]	less than $100 million, and the undersigned is an entity, all the equity owners of which are qualified institutional buyers.

The undersigned further certifies that it is purchasing the Owner Trust Certificates for its own account or for the account of others that independently qualify as “Qualified Institutional Buyers” as defined in Rule 144A. It is aware that the sale of the Owner Trust Certificates is being made in reliance on its continued compliance with Rule 144A. It is aware that the transferor may rely on the exemption from the provisions of Section 5 of the Act provided by Rule 144A. The undersigned understands that the Owner Trust Certificates may be resold, pledged or transferred only to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance in Rule 144A.

The undersigned agrees that if at some future time it wishes to dispose of or exchange any of the Owner Trust Certificates, it will not transfer or exchange any of the Owner Trust Certificates to a Qualified Institutional Buyer without first obtaining a Transferee Certificate in the form hereof from the transferee and delivering such certificate to the addressees hereof.

The undersigned certifies that it is not acquiring the Owner Trust Certificate directly or indirectly by, or on behalf of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, and/or Section 4975 of the Internal Revenue Code of 1986 (each, a “Plan”), or with “plan assets” of a Plan

If the Purchaser proposes that its Certificates be registered in the name of a nominee on its behalf, the Purchaser has identified such nominee below, and has caused such nominee to complete the Nominee Acknowledgment at the end of this letter.

Name of Nominee (if any):

IN WITNESS WHEREOF, this document has been executed by the undersigned who is duly authorized to do so on behalf of the undersigned Eligible Purchaser on the          day of                       , 20      .

Very truly yours,

[PURCHASER]

By:
(Authorized Officer)

By:
(Attorney-in-fact)

Nominee Acknowledgment

The undersigned hereby acknowledges and agrees that as to the Owner Trust Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Purchaser identified above, for whom the undersigned is acting as nominee.

[NAME OF NOMINEE]

By:
(Authorized Officer)

By:
(Attorney-in-fact)